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                                                                   EXHIBIT 99.2

                         LIBERTY GROUP PUBLISHING, INC.
                          NOTICE OF GUARANTEED DELIVERY
                                       OF
        14 3/4% SENIOR REDEEMABLE EXCHANGEABLE CUMULATIVE PREFERRED STOCK
                                       AND
                   11 5/8% SENIOR DISCOUNT DEBENTURES DUE 2009

         As set forth in the Prospectus dated , 1998 (as the same may be amended from time to time, the "Prospectus") of Liberty Group Publishing, Inc. (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures," this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange one share of its 14 3/4% New Senior Redeemable Exchangeable Cumulative Preferred Stock (the "New Senior Preferred Stock") and $1,000 principal amount at maturity of its 11 5/8% New Senior Discount Debentures due 2009 (the "New Senior Discount Debentures," and together with the New Senior Preferred Stock, the "New Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each share of its outstanding 14 3/4% Senior Redeemable Exchangeable Cumulative Preferred Stock (the "Old Senior Preferred Stock") and $1,000 principal amount at maturity of its outstanding 11 5/8% Senior Discount Debentures due 2009 (the "Old Senior Discount Debentures," and together with the Old Senior Preferred Stock, the "Old Securities"), respectively, if (i) certificates representing the Old Securities to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than 5:00 p.m., New York City time, on , 1998. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

            The Exchange Agent for the Old Senior Preferred Stock is:


By Registered or Certified Mail:                      By Overnight Courier:




                                                            By Facsimile:

          By Hand:                                            Attention:
                                                         Confirm by telephone:


          The Exchange Agent for the Old Senior Discount Debentures is:

                       STATE STREET BANK AND TRUST COMPANY

By Mail (registered or certified               By Hand or Overnight Courier:
       mail recommended):

State Street Bank and Trust Company         State Street Bank and Trust Company
    Corporate Trust Department             Corporate Trust Department, 4th Floor
           P.O. Box 778                           Two International Plaza
  Boston, Massachusetts 02102-0078              Boston, Massachusetts 02110


                                By Facsimile:
                               (617) 664-5395

                         Attention: Sandra Szczsponik
                     Confirm by telephone: (617) 664-5587

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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HOLDERS OF BOTH OLD SENIOR PREFERRED STOCK AND OLD SENIOR DISCOUNT DEBENTURES
WILL RECEIVE TWO (2) NOTICES OF GUARANTEED DELIVERY AND MUST DELIVER ONE COMPLETED NOTICE OF GUARNATEED DELIVERY IN CONNECTION WITH THE OLD SENIOR PREFERRED STOCK TO BE TENDERED TO THE EXCHANGE AGENT FOR THE OLD SENIOR PREFERRED STOCK AND ONE COMPLETED NOTICE OF GUARANTEED DELIVERY IN CONNECTION WITH THE OLD SENIOR DISCOUNT DEBENTURES TO THE EXCHANGE AGENT FOR THE OLD SENIOR DISCOUNT DEBENTURES.

Ladies and Gentlemen:

     The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the number or principal amount of Old Securities, as the case may be, set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on 1998, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                SIGNATURES


------------------------------------------------
           Signature of Owner

------------------------------------------------
     Signature of Owner (if more than one)

Dated:               , 1998

Name(s):
        ----------------------------------------
                   (Please Print)

        ----------------------------------------

Address:
        ----------------------------------------

        ----------------------------------------

        ----------------------------------------
                   (Include Zip Code)

Area Code and
Telephone No.:
              ----------------------------------

Capacity (full title), if signing in a
representative capacity:
                        ------------------------

Taxpayer Identification or
Social Security No.:
                    ----------------------------

Number or Principal Amount of Old Securities
Exchanged:
          --------------------------------------

Certificate Nos. of Old Securities (if available)

------------------------------------------------

------------------------------------------------

Total $
       -----------------------------------------

IF OLD SECURITIES WILL BE DELIVERED BY
BOOK-ENTRY TRANSFER, PROVIDE THE
DEPOSITORY TRUST COMPANY ("DTC")
ACCOUNT NO.:

Account No.:
            ------------------------------------


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                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national security exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that (a) that the above named person(s) "own(s)" the Old Securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of Old Securities complies with Rule 10b-4 and (c) within five New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, certificates representing the Old Securities tendered hereby, in proper form for transfer, or, in the case of a book-entry transfer, confirmation of a book-entry transfer into the Exchange Agent's account at DTC, together, in each case, with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), will be delivered by the undersigned to the Exchange Agent.

Name of Firm:
             ---------------------------------------
Address:
        --------------------------------------------

----------------------------------------------------

Area Code and Telephone No.:
                            ------------------------

----------------------------------------------------
               Authorized Signature

Name:
     -----------------------------------------------

Title:
      ----------------------------------------------

Date:
     -----------------------------------------------


     NOTE: DO NOT SEND OLD SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF OLD SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.






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